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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 28, 1999



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)


                 Delaware                0-26866                95-4343413
     ----------------------------      ------------         ------------------
     (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)          File Number)         Identification No)


                22026 20th Avenue S.E., Bothell, Washington   98021
               -------------------------------------------- ---------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (425) 487-9500


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 4
                             Exhibit Index on Page 4

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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5. ACQUISITION OR DISPOSITION OF ASSETS

             The license agreement between SONUS Pharmaceuticals, Inc. and Nycomed Imaging AS dated August 31, 1999 became effective on September 28, 1999. The text of which is attached hereto as Exhibit 10.36.

             Reference is made to the press release issued to the public by the registrant on September 29, 1999, the text of which is attached hereto as
Exhibit 99.1, for a description of the events reported pursuant to this Form
8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements

             Not Applicable

        (b)  Pro Forma Financial Information

             Not Applicable

        (c)  Exhibits


         EXHIBIT NO.      DESCRIPTION
         -----------      -----------
         10.36            License Agreement by and between Nycomed Amersham AS
                          and SONUS Pharmaceuticals, Inc. dated August 31, 1999.

         99.1             Press Release dated September 29, 1999.



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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SONUS PHARMACEUTICALS, INC.



Date:  October 12, 1999                By: /s/ Gregory Sessler
                                           -------------------------------------
                                           Gregory Sessler
                                           Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.           DESCRIPTION
-----------           -----------
10.36                 License Agreement by and between Nycomed Amersham AS and
                      SONUS Pharmaceuticals, Inc. dated August 31, 1999.

99.1                  Press Release dated September 29, 1999.



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